EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the period ending August 31, 2017 of Airborne Wireless Network, a Nevada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), Michael J. Warren, Chief Executive Officer (principal executive officer), and J. Edward Daniels, President, Treasurer and Secretary (principal financial officer), each hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company for the periods presented.

By:	/s/ Michael J. Warren	Date: November 14, 2017
Michael J. Warren
Principal Executive Officer

By:	/s/ J. Edward Daniels	Date: November 14, 2017
J. Edward Daniels
Principal Financial Officer and Principal Accounting Officer